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                                                                EXHIBIT 10.6


                           1997 STOCK OPTION PLAN OF
                         GETTY PETROLEUM MARKETING INC.

         GETTY PETROLEUM MARKETING INC., a corporation organized under the laws of the State of Maryland (the "Company"), by resolution of its Board of Directors adopted the 1997 Stock Option Plan of Getty Petroleum Marketing Inc. (the "Plan") on December 12, 1996, effective as of January 31, 1997. The purposes of this Plan are as follows:

         (1) To further the growth, development and financial success of the Company by providing additional incentives to certain of its officers, directors and key employees who have been or will be given responsibility for the management or administration of the Company's business affairs, by assisting them to become owners of capital stock of the Company and thus to benefit directly from its growth, development and financial success.

         (2) To enable the Company to obtain and retain the services of the type of professional, technical and managerial employees and officers and directors considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of capital stock of the Company under Options, including Options in the case of officers and key employees that are intended to qualify as "incentive stock options" under
Section 422 of the Internal Revenue Code of 1986, as amended.

                                   ARTICLE I

                                  DEFINITIONS

         Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter and the neuter and the singular shall include the plural, where the context so indicates.

SECTION 1.1 - AWARD LIMIT

         "Award Limit" shall mean ________________ shares of the Company's $.01 par value common stock.

SECTION 1.2 -- BOARD

         "Board" shall mean the Board of Directors of the Company.

SECTION 1.3 -- CODE

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

SECTION 1.4 - COMMITTEE

         "Committee" shall mean the Stock Option Committee of the Board, appointed as provided in Section 6.1.
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SECTION 1.5 - COMPANY

         "Company" shall mean Getty Petroleum Marketing Inc. In addition, "Company" shall mean any corporation assuming, or issuing new employee stock options in substitution for, Incentive Stock Options, outstanding under the Plan, in a transaction to which Section 424(a) of the Code applies.

SECTION 1.6 - DIRECTOR

         "Director" shall mean a member of the Board.

SECTION 1.7 - EMPLOYEE

         "Employee" shall mean any employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the
Code) of the Company, or of any corporation which is then a Parent Corporation or a Subsidiary, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

SECTION 1.8 - EXCHANGE ACT

   "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

SECTION 1.9 - INCENTIVE STOCK OPTION

         "Incentive Stock Option" shall mean an Option which qualifies under
Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

SECTION 1.10 - INDEPENDENT DIRECTOR

         "Independent Director" shall mean a member of the Board who is not an Employee of the Company.

SECTION 1.11 - NON-QUALIFIED OPTION

         "Non-Qualified Option" shall mean an Option which is not an Incentive Stock Option and which is designated as a Non-Qualified Option by the Committee.

SECTION 1.12 - OFFICER

         "Officer" shall mean an officer of the Company as defined in Rule 16a-1(f) under the Exchange Act, as such Rule may be amended in the future.

SECTION 1.13 - OPTION

         "Option" shall mean an option to purchase capital stock of the Company, granted under the Plan. "Options" includes both Incentive Stock Options and Non-Qualified Options.





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SECTION 1.14 - OPTIONEE

         "Optionee" shall mean an Officer, Director or Employee to whom an Option is granted under the Plan.

SECTION 1.15 - PARENT CORPORATION

         "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 1.16 - PLAN

         "Plan" shall mean this 1997 Stock Option Plan of Getty Petroleum Marketing Inc.

SECTION 1.17 - RULE 16B-3

         "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended in the future.

SECTION 1.18 - SECRETARY

         "Secretary" shall mean the Secretary of the Company.

SECTION 1.19 - SECURITIES ACT

         "Securities Act" shall mean the Securities Act of 1933, as amended.

SECTION 1.20 - SUBSIDIARY

         "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 1.21 - TERMINATION OF EMPLOYMENT

         "Termination of Employment" shall mean the time when service by the Optionee as an Employee of (or as a Director of) the Company, a Parent Corporation or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous reemployment by (or commencement of service as a Director of) the Company, a Parent Corporation or a Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment if,





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and to the extent that, such leave of absence interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable Regulations and Revenue Rulings under said Section.

                                   ARTICLE II

                             SHARES SUBJECT TO PLAN

SECTION 2.1 -- SHARES SUBJECT TO PLAN

         (a) The shares of stock subject to Options shall be shares of the Company's $.01 par value Common Stock. The aggregate number of such shares which may be issued upon exercise of Options shall not exceed _______________.

         (b) The maximum number of shares which may be subject to Options granted under the Plan to any individual in any fiscal year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit and if, after grant of an Option, the price of shares subject to such Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a new Option and both the Option deemed to be canceled and the Option deemed to be granted are counted against the Award Limit.

SECTION 2.2 -- UNEXERCISED OPTIONS

         If any Option expires or is canceled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be optioned hereunder, subject to the limitations of Section 2.1.

SECTION 2.3 -- CHANGES IN COMPANY'S SHARES

         In the event that the outstanding shares of Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, appropriate adjustments shall be made by the Committee in the number and kind of shares for the purchase of which Options may be granted, including adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued on exercise of Options.

                                  ARTICLE III

                              GRANTING OF OPTIONS

SECTION 3.1 -- ELIGIBILITY

         Any Director, Officer or key Employee of the Company or of any corporation which is then a Parent Corporation or a Subsidiary shall be eligible to be granted Options, except as provided in Section 3.2.





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SECTION 3.2 -- QUALIFICATION OF INCENTIVE STOCK OPTIONS

         No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code. No Incentive Stock Option shall be granted to any person who is not an Employee.

SECTION 3.3 -- GRANTING OF OPTIONS

         (a) The Committee shall from time to time, in its absolute discretion, and subject to the applicable limitations of this Plan:

                 (i) Determine which Directors, Officers or key Employees should be granted Options; and

                 (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to such selected recipients; and

                 (iii) Determine whether such Options are to be Incentive Stock Options or Non-Qualified Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

                 (iv) Determine the terms and conditions of such Options, consistent with the Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in
Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of
Section 162(m) of the Code.

         (b) Upon the selection of a person to be granted an Option, the Committee shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to any person that such person surrender for cancellation some or all of the unexercised Options which have been previously granted to him. An Option, the grant of which is conditioned upon such surrender, may have an Option price lower (or higher) than the Option price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, Option period or any other term or condition of the surrendered Option.

                                   ARTICLE IV

                                TERMS OF OPTIONS

SECTION 4.1 -- OPTION AGREEMENT

         Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan. Stock Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section





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162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of
Section 422 of the Code.

SECTION 4.2 -- OPTION PRICE

         (a) The price per share of the shares subject to each Option shall be set by the Committee; provided, however, that the price per share shall not be less than 100% of the fair market value of such shares on the date such Option is granted; provided, further, that, in the case of an Incentive Stock Option, the price per share shall not be less than 110% of the fair market value of such shares on the date such Option is granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation.

         (b) For purposes of the Plan, the fair market value of a share of the Company's stock as of a given date shall be: (i) the closing price of a share of the Company's stock on the principal exchange on which shares of the Company's stock are then trading, if any, on such date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if such stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the stock on such date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock, on such date, as determined in good faith by the Committee; or (iv) if the Company's stock is not publicly traded, the fair market value established by the Committee acting in good faith.

SECTION 4.3 -- COMMENCEMENT OF EXERCISABILITY AND LIMITATIONS ON EXERCISE

         (a) Except as the Committee may otherwise provide, no Option may be exercised in whole or in part during the first year after such Option is granted.

         (b) Subject to the provisions of Sections 4.3(a), 4.3(c), 4.3(d) and 7.3, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Option; provided, however, that by a resolution adopted after an Option is granted the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Sections 4.3(a), 4.3(c), 4.3(d) and 7.3, accelerate the time at which such Option or any portion thereof may be exercised.

         (c) No portion of an Option which is unexercisable at Termination of Employment shall thereafter become exercisable.

         (d) Notwithstanding any other provision of this Plan, in the case of an Incentive Stock Option, the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the shares of the Company's stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code) are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other Incentive Stock Option plans of the Company, any Subsidiary and any Parent Corporation) shall not exceed $100,000.





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SECTION 4.4 -- EXPIRATION OF OPTIONS

         (a) No Option may be exercised to any extent by anyone after the first to occur of the following events:

                 (i) The expiration of ten years from the date the Option was granted; or

                 (ii) With respect to an Incentive Stock Option in the case of an Optionee owning (within the meaning of Section 424(d) of the Code), at the time the Incentive Stock Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation, the expiration of five years from the date the Incentive Stock Option was granted; or

                 (iii) Except in the case of any Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of three months from the date of the Optionee's Termination of Employment for any reason other than such Optionee's death unless the Optionee dies within said three-month period; or

                 (iv) In the case of an Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of one year from the date of the Optionee's Termination of Employment for any reason other than such Optionee's death unless the Optionee dies within said one-year period; or

                 (v) The expiration of one year from the date of the Optionee's death.

         (b) Subject to the provisions of Section 4.4(a), the Committee shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable; and (without limiting the generality of the foregoing) the Committee may provide in the terms of individual Options that said Options expire immediately upon a Termination of Employment for any reason.

SECTION 4.5 -- CONSIDERATION

         In consideration of the granting of an Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ (or to serve as a Director in the case of Directors) of the Company, a Parent Corporation or a Subsidiary for a period of at least one year after the Option is granted. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ (or to serve as a Director in the case of Directors) of the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, its Parent Corporations and its Subsidiaries, which are hereby expressly reserved, to discharge (in the case of Directors, for the applicable corporation or its shareholders to terminate the service as Director of) any Optionee at any time for any reason whatsoever, with or without cause.

SECTION 4.6 -- ADJUSTMENTS IN OUTSTANDING OPTIONS

         (a) In the event that the outstanding shares of the stock subject to Options are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be





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exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Option price per share; provided, however, that, in the case of Incentive Stock Options, each such adjustment shall be made in such manner as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code]. Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Company and all other interested persons.

         (b) In the event the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or in the event the property or stock of the Company is acquired by another corporation, or in the event of a separation, reorganization, spin-off or liquidation of the Company or any business unit thereof, the Committee or the Board of Directors (or any committee thereof to which appropriate authority has been delegated) of any other corporation assuming the obligations of the Company hereunder, shall either:

                 (i) make appropriate provision for the protection of any outstanding Options by the substitution on an equitable basis of appropriate stock of the Company, and/or of the merged, consolidated or otherwise reorganized corporation or corporations which will be issuable in respect to the shares of common stock of the Company, provided only that the excess of the aggregate fair market value of the shares subject to such Options immediately after such substitution or substitutions over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such Options immediately before such substitution over the purchase price thereof, and provided that the new Option or the assumption of the old Option does not give any Optionee additional benefits which the Optionee did not have under the old Option; or

                 (ii) upon written notice to the Employee provide that the Option must be exercised within sixty (60) days after the date of such notice or it will be terminated, provided that the Committee may, at its discretion, waive the exercise period.

Any adjustment of an Incentive Stock Option under this paragraph shall be made in such a manner so as not to constitute a "modification" within the meaning of
Section 424(h)(3) of the Code.

         (c) With respect to Options intended to qualify as Incentive Stock Options or as performance-based compensation under Section 162(m) of the Code, no adjustments or action described in this Section 4.6 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code or would cause such Option to fail to so qualify under Section 162(m) of the Code, respectively, or any successor provisions thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Committee (or the Board, in the case of Options granted to Independent Directors) determines that the Option or other award is not to comply with such exemptive conditions. The number of share subject to any Option, right or award shall always be rounded to the next whole number.

SECTION 4.7 -- MERGER, CONSOLIDATION, ACQUISITION, LIQUIDATION OR DISSOLUTION

         Notwithstanding the provisions of Section 4.6, in its absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide by the terms of any Option that such





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Option cannot be exercised after the merger or consolidation of the Company with or into another corporation, the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock or the liquidation or dissolution of the Company; and if the Committee so provides, it may, in its absolute discretion and on such terms and conditions as it deems appropriate, also provide, either by the terms of such Option or by a resolution adopted prior to the occurrence of such merger, consolidation, acquisition, liquidation or dissolution, that, for some period of time prior to such event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 4.3(a), Section 4.3(b) and/or any installment provisions of such Option, but subject to Section 4.3(d).

                                   ARTICLE V

                              EXERCISE OF OPTIONS

SECTION 5.1 -- PERSON ELIGIBLE TO EXERCISE

         During the lifetime of the Optionee, only he may exercise an Option (or any portion thereof) granted to him. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

SECTION 5.2 -- PARTIAL EXERCISE

         At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under the Plan or the applicable Stock Option Agreement, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Committee may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

SECTION 5.3 -- MANNER OF EXERCISE

         An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement:

         (a) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee; and

         (b)     (i)      Full payment (in cash or by check) for the shares
with respect to which such Option or portion is thereby exercised; or

                 (ii) With the consent of the Committee, shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer to the Company with a fair market value (as determinable under Section 4.2(b)) on the date of delivery equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised; or





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                 (iii)    With the consent of the Committee, a full recourse
         promissory note bearing interest (at least such rate as shall then preclude the imputation of interest under the Code or any successor provision) and payable upon such terms as may be prescribed by the Committee. The Committee may also prescribe the form of such note and the security to be given for such note. No Option may, however, be exercised by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; or

                 (iv) With the consent of the Committee, any combination of the consideration provided in the foregoing subsections (i), (ii), and
         (iii); and

         (c) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; with the consent of the Committee, and subject to the requirements of Rule 16b-3, shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer, or issuable to the Optionee upon exercise of the Option, valued in accordance with
Section 4.2(b) at the date of Option exercise, may be used to make all or part of such payment; and

         (d) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

         (e) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

SECTION 5.4 -- CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES

         The shares of stock issuable and deliverable upon the exercise of an Option, or any portion, thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

         (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

         (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

         (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

         (d) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; and





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         (e)     The lapse of such reasonable period of time following the
exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience.

SECTION 5.5 -- RIGHTS AS SHAREHOLDERS

         The holders of Options shall not be, nor have any of the rights or privileges of, shareholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

SECTION 5.6 -- TRANSFER RESTRICTIONS

         With respect to Options granted prior to November 1, 1996, no shares acquired upon exercise of any Option by any Director or Officer may be sold, assigned, pledged, encumbered or otherwise transferred until at least six months have elapsed from (but excluding) the date that such Option was granted, unless otherwise approved in writing by the Committee. The Committee, in its absolute discretion, may impose such other restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such other restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Optionee to give the Company prompt notice of any disposition of shares of stock, acquired by exercise of an Incentive Stock Option, within two years from the date of granting such Option or one year after the transfer of such shares to such Optionee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Incentive Stock Option refer to such requirement to give prompt notice of disposition.

                                   ARTICLE VI

                                 ADMINISTRATION

SECTION 6.1 -- STOCK OPTION COMMITTEE

         The Stock Option Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under this Plan) shall consist solely of two or more Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee shall be filled by the Board.

SECTION 6.2 -- DUTIES AND POWERS OF COMMITTEE

         It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such interpretations and rules in regard to Incentive Stock Options shall be consistent with the basic purpose of the Plan to grant "incentive stock options" within the meaning of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan, except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.





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SECTION 6.3 -- MAJORITY RULE

         The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

SECTION 6.4 -- COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS

         Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.

                                  ARTICLE VII

                                OTHER PROVISIONS

SECTION 7.1 -- OPTIONS NOT TRANSFERABLE

         No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 7.1 shall prevent transfers by will or by the applicable laws of descent and distribution.

SECTION 7.2 -- AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

         The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company's shareholders given within 12 months before or after the action by the Board or the Committee, no action of the Board or the Committee may, except as provided in Section 2.3, increase any limit imposed in Section 2.1 on the maximum number of shares which may be issued on exercise of Options, materially modify the eligibility requirements of Section 3.1, reduce the minimum Option price requirements of
Section 4.2(a), extend the limit imposed in this Section 7.2 on the period during which Options may be granted or amend or modify the Plan in a manner requiring shareholder approval under Rule 16b-3. None of the amendment, suspension or termination of the Plan shall, without the consent of the holder of the Option, impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after the first to occur of the following events:





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         (a)     The expiration of ten years from the date the Plan is adopted by the Board; or

         (b) The expiration of ten years from the date the Plan is approved by the Company's shareholders under Section 7.3.

SECTION 7.3 -- APPROVAL OF PLAN BY SHAREHOLDERS

         This Plan will be submitted for the approval of the Company's shareholders within 12 months after the date of the Board's initial adoption of the Plan. Options may be granted prior to such shareholder approval; provided, however, that such Options shall not be exercisable prior to the time when the Plan is approved by the shareholders; provided, further, that if such approval has not been obtained at the end of said 12-month period, all Options previously granted under the Plan shall thereupon be cancelled and become null and void. The Company shall take such actions with respect to the Plan as may be necessary to satisfy the requirements of Rule 16b-3(b), or any comparable rule adopted thereunder then in effect.

SECTION 7.4 -    LIMITATIONS APPLICABLE TO SECTION 16 PERSONS
                 AND PERFORMANCE-BASED COMPENSATION

         Notwithstanding any other provision of this Plan, this Plan, and any Option granted to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan, and Options granted hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan, any Option intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

SECTION 7.5 -- EFFECT OF PLAN UPON OTHER OPTION AND COMPENSATION PLANS

         The adoption of this Plan shall not affect any other option, compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary (a) to establish any other forms of incentives or compensation for Officers, Directors or Employees of the Company, any Parent Corporation or any Subsidiary or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

SECTION 7.6 -- TITLES

         Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.





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
SECTION 7.7 -- CONFORMITY TO SECURITIES LAWS

         The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.


                                   *  *  *  *


                 I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Getty Petroleum Marketing Inc. on _________, 199_.

                 Executed on this _____ day of __________, 199_.



                                      _______________________________________
                                                     Secretary


                                   *  *  *  *


                 I hereby certify that the foregoing Plan was duly approved by the shareholders of Getty Petroleum Marketing Inc. on ____________, 199__.

                 Executed on this _____ day of ___________, 199__.



                                      _______________________________________
                                                     Secretary





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